UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

ACCO Brands Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Corporate Drive
Lake Zurich, Illinois		60047
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 541-9500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Compensatory Arrangements of Certain Officers.

On May 19, 2026, ACCO Brands Corporation (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the third amendment to the 2022 ACCO Brands Corporation Incentive Plan, as amended (the “Incentive Plan”) to increase the number of shares available for future grants under the Incentive Plan by 4,100,000 shares and to eliminate the fungible share counting ratio for new awards (the “Third Plan Amendment”).

The Third Plan Amendment was summarized in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2026 (the “Proxy Statement”) under the heading “To approve an amendment to the 2022 ACCO Brands Corporation Incentive Plan to increase the number of shares available for future grant and eliminate fungible share counting provisions with respect to new awards” and reflected in Appendix A to the Proxy Statement, which description is incorporated herein by reference.

The foregoing description of the Third Plan Amendment is not complete and is qualified in its entirety by reference to the full text of the Third Plan Amendment, a copy of which is included as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The proposals voted upon at the Annual Meeting and the final results of the stockholder vote for each proposal are set forth below. Each of the proposals is described in greater detail in the Company’s Proxy Statement.

1: The election of nine directors for a one-year term expiring at the 2027 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-Vote
Joseph B. Burton	59,406,897	7,245,230	98,946	14,219,584
Kathleen S. Dvorak	64,967,946	1,623,874	159,253	14,219,584
Pradeep Jotwani	58,508,954	8,083,263	158,857	14,219,583
Robert J. Keller	63,750,799	1,887,979	1,112,294	14,219,585
Ron Lombardi	65,649,677	986,849	114,548	14,219,583
Graciela I. Monteagudo	58,396,697	8,254,606	99,771	14,219,583
E. Mark Rajkowski	65,038,039	1,552,984	160,052	14,219,582
Elizabeth A. Simermeyer	59,097,091	7,553,888	100,095	14,219,583
Thomas W. Tedford	63,714,464	1,919,864	1,116,745	14,219,584

2: The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026:

For	Against	Abstain
79,491,039	1,333,465	146,153

3: The approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
59,136,827	6,219,517	1,394,730	14,219,583

4: The approval of an amendment to the 2022 ACCO Brands Corporation Incentive Plan to increase the number of shares available for future grant and eliminate the fungible share counting provisions with respect to new awards:

For	Against	Abstain	Broker Non-Vote
49,638,543	16,875,041	237,488	14,219,585

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

10.1 Third Amendment to 2022 ACCO Brands Corporation Incentive Plan (incorporated by reference to Exhibit 99.4 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 19, 2026).

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation

Date:	May 19, 2026	By:	/s/ Kathryn D. Ingraham
Kathryn D. Ingraham, Senior Vice President, General Counsel and Corporate Secretary